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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       October 8, 1998
                                                -----------------------------



                          LAMINATING TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                         0-21061                          58-2044990
----------------------------      ------------------------      --------------------------------
(State or other jurisdiction      (Commission File Number)      (IRS Employer Identification No.
    of incorporation)
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                1160 Hightower Trail, Atlanta, Georgia 30350-2910
-------------------------------------------------------------------------------
                    (Address of principal executive offices)



Registrant's telephone number, including area code            770-518-6010
                                                  -----------------------------

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)













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ITEM 5.    OTHER EVENTS


         The Company has signed a non-binding letter of intent to be acquired by Pen Interconnect Inc. The press release announcing the signed letter of intent is attached as Exhibit A.
















                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        LAMINATING TECHNOLOGIES, INC.
                                        -----------------------------
                                                (Registrant)






Date:      October 8, 1998              /s/    Michael E. Noonan
       -----------------------------    -------------------------------
                                        Michael E. Noonan, Chairman, President
                                        & Chief Executive Officer




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                                    EXHIBIT A

OCTOBER 8, 1998                                         COMPANY CONTACT:
                                                        Michael E. Noonan (CEO)
                                                        770-518-6010


               LAMINATING TECHNOLOGIES INC. SIGNS LETTER OF INTENT
                    TO BE ACQUIRED BY PEN INTERCONNECT, INC.


ATLANTA, GA October 8, 1998 - Laminating Technologies Inc. (NASDAQ: LAMT) announced today that it had signed a non-binding Letter of Intent to be acquired by Pen Interconnect, Inc. (NASDAQ: PENC/PENCW) of Salt Lake City, Utah.

The purchase price will be a stock swap for shares of Pen Interconnect, Inc.
(Pen) at a conversion price of $.50 per share of Laminating Technologies Inc.
(LTI) stock. The closing is expected to take place as soon as possible upon the receipt of the necessary regulatory approvals and the approval vote of LTI shareholders.

Michael Noonan, LTI's Chairman and CEO indicated "we believe this merger represents a good opportunity for our shareholders to own part of an established company in a dynamic industry where there is ample opportunity for growth."

Since its initial public offering in October, 1996, LTI has been a developmental stage company supplying a technology to provide barrier laminations for corrugated used in the manufacturing of specialty packaging products.

Pen is headquartered in Salt Lake City with divisions in Irvine, California and Orem, Utah. For a complete online investors package, including current research reports on Pen, visit http://www.virtalir.com/penc.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of
1995: The statements contained in this release which are not historical facts are forward looking statements subject to risks and uncertainties that could cause actual results to differ materially from those set forth in the forward looking statements, including delay or inability to commercialize the Company's technology, delay or inability to conclude acquisition transactions, introduction of competing services, cancellation of contracts, changes in applicable regulations, general market acceptance of the Company's technology, fluctuations in margins, and other risks set forth in the Company's Prospectus dated October 9, 1996.

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